United States

Securities and Exchange Commission

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant	Filed by a Party other than the Registrant

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Preliminary Proxy Statement
CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to ss.240.14a-12

(Name of Registrant as Specified In Its Charter)
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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on May 02, 2018

CABOT OIL & GAS CORPORATION	Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 08, 2018
Date: May 02, 2018 Time: 8:00 AM CDT
ATTN: CORPORATE SECRETARY 840 GESSNER RD., SUITE 1400 HOUSTON, TX 77024	Location:	Cabot Oil & Gas Corporation 840 Gessner Road, Suite 1400 Houston, TX 77024

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report 2. Form 10-K 3. Notice & Proxy Statement

How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 18, 2018 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting items
The Board of Directors recommends you vote FOR ALL the following:

1.	Election of Directors

Nominees

01	Dorothy M. Ables 02 Rhys J. Best 03 Robert S. Boswell 04 Amanda M. Brock 05 Dan O. Dinges
06	Robert Kelley 07 W. Matt Ralls 08 Marcus A. Watts

The Board of Directors recommends you vote FOR proposals 2 and 3.

2.	To ratify the appointment of the firm PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for its 2018 fiscal year.

3.	To approve, by non-binding advisory vote, the compensation of our named executive officers.

NOTE: Note: To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

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